Exhibit 10.1
SIXTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT
THIS SIXTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this "Amendment"), effective as of March 31, 2024 (the "Effective Date"), but executed as of April 26, 2024 (the "Sixth Amendment Closing Date"), is by and among INSPERITY, INC., a Delaware corporation ("Borrower"), each of the financial institutions which is or may from time to time become a party to the Agreement (hereinafter defined) (collectively, "Lenders", and each a "Lender"), and ZIONS BANCORPORATION, N.A. dba AMEGY BANK, as agent for Lenders ("Agent").
RECITALS:
A.Borrower, Agent and Lenders entered into that certain Amended and Restated Credit Agreement dated as of February 6, 2018, as amended by that certain First Amendment to Amended and Restated Credit Agreement dated as of September 13, 2019, that certain Second Amendment to Amended and Restated Credit Agreement dated as of March 9, 2021, that certain Third Amendment to Amended and Restated Credit Agreement dated as of April 28, 2021, that certain Fourth Amendment to Amended and Restated Credit Agreement dated as of June 30, 2022, and that certain Fifth Amendment to Amended and Restated Credit Agreement dated as of September 28, 2023 (as amended, the "Agreement").
B.Pursuant to the Agreement, INSPERITY HOLDINGS, INC., a Delaware corporation, ADMINISTAFF COMPANIES, INC., a Delaware corporation, ADMINISTAFF PARTNERSHIPS HOLDING, INC., a Delaware corporation, ADMINISTAFF PARTNERSHIPS HOLDING II, INC., a Delaware corporation, ADMINISTAFF PARTNERSHIPS HOLDING III, INC., a Delaware corporation, INSPERITY BUSINESS SERVICES, L.P., a Delaware limited partnership, INSPERITY EMPLOYMENT SCREENING, L.L.C., a Delaware limited liability company, INSPERITY ENTERPRISES, INC., a Texas corporation, INSPERITY EXPENSE MANAGEMENT, INC., a California corporation, INSPERITY GP, INC., a Delaware corporation, INSPERITY INSURANCE SERVICES, L.L.C., a Delaware limited liability company, INSPERITY PAYROLL SERVICES, L.L.C., a Delaware limited liability company, INSPERITY PEO SERVICES, L.P., a Delaware limited partnership, INSPERITY RETIREMENT SERVICES, L.P., a Delaware limited partnership, INSPERITY SERVICES, L.P., a Delaware limited partnership, and INSPERITY SUPPORT SERVICES, L.P., a Delaware limited partnership (collectively, "Guarantors"), executed that certain Amended and Restated Guaranty Agreement dated as of February 6, 2018 (the "Guaranty Agreement"), pursuant to which Guarantors guaranteed to Agent, for the ratable benefit of Agent, Issuing Bank and Lenders, the payment and performance of the Guaranteed Indebtedness (as therein defined).
C.Zions Bancorporation, N.A. dba Amegy Bank, Bank of America, N.A., Wells Fargo Bank, N.A., PNC Capital Markets LLC, and U.S. Bank National Association have been appointed Joint Lead Arrangers for the credit facilities described in the Agreement.
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D.Zions Bancorporation, N.A. dba Amegy Bank, Bank of America, N.A., Wells Fargo Bank, N.A., PNC Bank, National Association, and U.S. Bank National Association have been appointed Co-Syndication Agents for the credit facilities described in the Agreement.
E.Borrower, Agent and Lenders now desire to amend the Agreement as herein set forth.
NOW, THEREFORE, in consideration of the premises herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
ARTICLE I.
Definitions
Section 1.1Definitions. Capitalized terms used in this Amendment, to the extent not otherwise defined herein, shall have the meanings given to such terms in the Agreement, as amended hereby.
ARTICLE II.
Amendments
Section 1.1Amendments to Certain Definitions. Effective as of the Effective Date, the definition of the following term contained in Section 1.1 of the Agreement is amended to read in its entirety as follows:
"EBITDA" means for Borrower and its Subsidiaries, on a consolidated basis for any period, the sum of (without duplication):
(a)    Operating Income for such period, plus
(b)    depreciation and amortization for such period, plus
(c)    non-cash stock based compensation expense for such period, plus
(d)    Interest Income for such period, plus
(e)    extraordinary or non-recurring expenses or charges, in an aggregate amount not to exceed $10,000,000.00 during any consecutive four (4) fiscal quarter period, plus
(f)    any non-cash write-off for impairment of long lived assets (including goodwill, intangible assets and fixed assets such as property, plant

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and equipment), or of deferred financing fees or investments in debt and equity securities during such period, plus
(g)    any non-cash impact of accounting changes or restatements during such period, plus
(h)    amortization of expenses associated with prepaid software-as-a-service (SaaS) product implementations during such period, plus
(i)    transaction costs and synergies approved by Agent for such period; plus
(j)    for each of the fiscal quarters ending March 31, 2024, June 30, 2024, September 30, 2024, December 31, 2024, March 31, 2025, June 30, 2025, September 30, 2025, and December 31, 2025, expenses in an amount not to exceed $15,000,000.00 for such fiscal quarter, which expenses arose during such fiscal quarter in connection with Borrower’s and/or a Subsidiary’s strategic partnership with Workday, Inc.;
provided, however, that the amounts of each of the items set forth in clauses (a)-(i) above shall include, for the first twelve (12) months after any Acquisition, the actual historical amounts of such items for any Person which is acquired by Borrower or any Subsidiary in such Acquisition.
Section 1.2Amendment to Exhibits. Effective as of the Effective Date, Exhibit "D" (No Default Certificate) to the Agreement is amended to conform in its entirety to Annex "A" to this Amendment.
ARTICLE III.
Condition Precedent
Section 1.1Conditions. The effectiveness of this Amendment is subject to the receipt by Agent of the following in form and substance satisfactory to Agent:
(a)Certificates - Borrower.
(i)A certificate of the Secretary or Assistant Secretary of Borrower (or another officer of Borrower acceptable to Agent) certifying (A) resolutions of the board of directors of Borrower which authorize the execution, delivery and performance by Borrower of this Amendment and the other Loan Documents to which Borrower is or is to be a party in connection herewith, and (B) the names of the officers of Borrower authorized to sign this Amendment and each of the other Loan Documents to which Borrower is or is to be a party as of the date of this Amendment, together with specimen signatures of such officers.

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(ii)A certificate of the Chief Financial Officer of Borrower certifying (A) that all representations and warranties in this Amendment and the other Loan Documents are true and correct as of the Sixth Amendment Closing Date, except to the extent any such representations and warranties are expressly limited to an earlier date, in which case such representations and warranties are true and correct as of such earlier date, (B) that no Event of Default or Unmatured Event of Default has occurred and is continuing, (C) that no Material Adverse Effect has occurred since December 31, 2021, and (D) that no event has occurred and no condition exists which could reasonably be expected to have a Material Adverse Effect.
(b)Governmental Certificates. Certificates issued by the appropriate government officials of the state of incorporation or organization, as applicable, of Borrower and each Guarantor as to the existence and good standing of Borrower and each such Guarantor in such state.
(c)Fees and Expenses. Evidence that the costs and expenses (including reasonable attorneys' fees) referred to in Section 12.1 of the Agreement, to the extent invoiced prior to the closing of this Amendment, have been paid in full by Borrower.
Section 1.2Additional Conditions. The effectiveness of this Amendment is also subject to the satisfaction of the additional conditions precedent that (a) the representations and warranties contained herein and in all other Loan Documents, as amended hereby, shall be true and correct as of the Sixth Amendment Closing Date as if made on the Sixth Amendment Closing Date, except to the extent any such representations and warranties are expressly limited to an earlier date, in which case such representations and warranties shall continue to be true and correct as of such earlier date, and (b) no Event of Default or Unmatured Event of Default shall have occurred and be continuing.
ARTICLE IV.
Ratifications, Representations, and Warranties
Section 1.1Ratifications. The terms and provisions set forth in this Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Agreement and except as expressly modified and superseded by this Amendment, the terms and provisions of the Agreement and the other Loan Documents are ratified and confirmed and shall continue in full force and effect. Borrower, Agent and Lenders agree that the Agreement, as amended hereby, and the other Loan Documents shall continue to be the legal, valid and binding obligation of such Persons enforceable against such Persons in accordance with their respective terms.
Section 1.2Representations and Warranties. Borrower hereby represents and warrants to Agent and Lenders that (a) the execution, delivery, and performance of this

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Amendment and any and all other Loan Documents executed or delivered in connection herewith have been authorized by all requisite corporate action on the part of Borrower and will not violate the Organizational Documents of Borrower, (b) the representations and warranties contained in the Agreement as amended hereby, and all other Loan Documents are true and correct on and as of the Sixth Amendment Closing Date as though made on and as of the Sixth Amendment Closing Date, except to the extent any such representations and warranties are expressly limited to an earlier date, in which case such representations and warranties shall continue to be true and correct as of such earlier date, (c) no Event of Default or Unmatured Event of Default has occurred and is continuing, (d) Borrower is indebted to Lenders pursuant to the terms of the Notes, as the same may have been increased, renewed, modified, extended, or rearranged, including, without limitation, any increases, renewals, modifications, and extensions made pursuant to this Amendment, (e) the liens, security interests, encumbrances and assignments created and evidenced by the Loan Documents are, respectively, valid and subsisting liens, security interests, encumbrances and assignments and secure the Notes, as the same may have been increased, renewed, modified, extended, or rearranged, including, without limitation, any increases, renewals, modifications, and extensions made pursuant to this Amendment, and (f) to the knowledge of the Authorized Representatives and Financial Officers of Borrower, Borrower has no claims, credits, offsets, defenses or counterclaims arising from the Loan Documents or Agent's or any Lender's performance under the Loan Documents. Borrower hereby represents and warrants to Agent and Lenders that this Amendment and all other Loan Documents executed in connection herewith have not been executed in the state of Florida.
ARTICLE V.
Intentionally reserved
ARTICLE VI.
Miscellaneous
Section 1.1Survival of Representations and Warranties. All representations and warranties made in this Amendment or any other Loan Documents including any Loan Document furnished in connection with this Amendment shall fully survive the execution and delivery of this Amendment and the other Loan Documents, and no investigation by Agent or any Lender or any closing shall affect the representations and warranties or the right of Agent or any Lender to rely on them.
Section 1.2Reference to Agreement. Each of the Loan Documents, including the Agreement and any and all other agreements, documents, or instruments now or hereafter executed and delivered pursuant to the terms hereof or pursuant to the terms of the Agreement, as amended hereby, are hereby amended so that any reference in such Loan

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Documents to the Agreement shall mean a reference to the Agreement, as amended hereby.
Section 1.3Expenses; Indemnification. Borrower agrees that this Amendment is a Loan Document to which Sections 12.1 and 12.2 of the Agreement shall apply.
Section 1.4Severability. Any provision of this Amendment held by a court of competent jurisdiction to be invalid, illegal or unenforceable shall not impair or invalidate the remaining provisions hereof and the effect of such invalidity, illegality or unenforceability shall be confined to the provision held to be invalid, illegal or unenforceable.
Section 1.5APPLICABLE LAW. THIS AMENDMENT AND ALL OTHER LOAN DOCUMENTS EXECUTED PURSUANT HERETO SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS AND THE APPLICABLE LAWS OF THE UNITED STATES OF AMERICA. THIS AMENDMENT HAS BEEN ENTERED INTO IN HARRIS COUNTY, TEXAS AND IT SHALL BE PERFORMABLE FOR ALL PURPOSES IN HARRIS COUNTY, TEXAS.
Section 1.6Successors and Assigns. This Amendment is binding upon and shall inure to the benefit of Agent, Issuing Bank, each Lender and Borrower and their respective successors and assigns, except that (a) Borrower may not assign or transfer any of its rights or obligations hereunder without prior written consent of Agent and Lenders, and (b) no Lender may assign or otherwise transfer its rights or obligations hereunder except in accordance with Section 12.19 of the Agreement or as required under Section 2.21 of the Agreement.
Section 1.7ORIGINALLY EXECUTED DOCUMENTS; COUNTERPARTS. As an express condition to Agent and Lenders entering into this Amendment and the other Loan Documents based upon Agent's receipt of fully-executed imaged copies of such Loan Documents, Borrower shall deliver to Agent original hand-written signatures (i.e., wet signatures) of Borrower and Guarantors with respect to this Amendment and any other Loan Documents signed in connection herewith on or before the date that is no later than ten (10) days from the Sixth Amendment Closing Date (or such later date as Agent may permit in its sole discretion). Notwithstanding the foregoing, Borrower, Agent and Lenders agree that this Amendment and the other Loan Documents may be signed and transmitted by electronic mail of a .PDF document and thereafter maintained in imaged or electronic form, and that such imaged or electronic record shall be valid and effective to bind the party so signing as a paper copy bearing such party's hand-written signature. Borrower, Agent and Lenders further agree that the signatures appearing on this Amendment and the other Loan Documents (whether in imaged or other electronic format) shall be treated, for purpose of validity, enforceability and admissibility, the same as hand-written signatures. This Amendment and the other Loan Documents may be executed in one or more counterparts, each of which shall be an original, and all of which together shall constitute a single instrument.

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Section 1.8Effect of Waiver. No consent or waiver, express or implied, by Agent or any Lender to or for any breach of or deviation from any covenant, condition or duty by Borrower shall be deemed a consent or waiver to or of any other breach of the same or any other covenant, condition or duty.
Section 1.9Headings. The headings, captions, and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.
Section 1.10Dispute Resolution Provision. This Section contains a jury waiver and a class action waiver. This Section should be carefully read.
This dispute resolution provision shall supersede and replace any prior "Jury Waiver", "Judicial Reference", "Class Action Waiver", "Dispute Resolution" or similar alternative dispute agreement or provision between or among the parties.
(a)JURY TRIAL WAIVER; CLASS ACTION WAIVER. AS PERMITTED BY APPLICABLE LAW, EACH OF BORROWER, EACH GUARANTOR, AGENT, AND EACH LENDER (EACH A "PARTY" AND TOGETHER THE "PARTIES") WAIVES ITS RIGHTS TO A TRIAL BEFORE A JURY IN CONNECTION WITH ANY DISPUTE (AS "DISPUTE" IS HEREINAFTER DEFINED), AND DISPUTES SHALL BE RESOLVED BY A JUDGE SITTING WITHOUT A JURY. IF PERMITTED BY APPLICABLE LAW, EACH PARTY ALSO WAIVES THE RIGHT TO LITIGATE IN COURT OR ARBITRATE ANY CLAIM OR DISPUTE AS A CLASS ACTION, EITHER AS A MEMBER OF A CLASS OR AS A REPRESENTATIVE, OR TO ACT AS A PRIVATE ATTORNEY GENERAL. A "Dispute" as used in this clause (a) shall mean any claim, dispute, or controversy arising out of or relating to this Amendment, the Agreement, or any other Loan Document or the transaction contemplated hereby or thereby (whether based on contract, tort, or any other theory).
(b)RELIANCE. EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT, OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVERS AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HAVE BEEN INDUCED TO ENTER INTO THIS AMENDMENT OR THE AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS, AGREEMENTS, AND CERTIFICATIONS IN THIS SECTION.
Section 1.11WAIVER OF DEFENSES AND RELEASE OF CLAIMS. Each of Borrower and each Guarantor hereby (a) represents that none of Borrower, any Guarantor, or any affiliate or principal of Borrower or any Guarantor has any defenses to or setoffs against any of the Obligations set forth in clause (a) or clause (b) of the definition thereof owing by Borrower or any other Loan Party to Agent, Issuing Bank, or any Lender (the "Collective-Obligations"), nor any claims against Agent, Issuing Bank, or any Lender for any matter related to the Collective-Obligations, and (b) releases Agent, Issuing Bank, each Lender, and each of Agent's, Issuing Bank's, and each Lender's affiliates, officers, directors, employees and agents from all claims, causes of action, and costs, in law or equity, known or unknown, whether or not matured or contingent, existing as of the Sixth Amendment

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Closing Date that Borrower or any Guarantor has or may have by reason of any matter of any conceivable kind or character whatsoever, related or unrelated to the Collective-Obligations, including the subject matter of this Amendment or the Agreement. The foregoing release does not apply, however, to claims for future performance of express contractual obligations that mature after the Sixth Amendment Closing Date that are owing to Borrower or any Guarantor by Agent, Issuing Bank, any Lender, or any of Agent's, Issuing Bank's, or any Lender's affiliates. Borrower and each Guarantor acknowledges that Agent, Issuing Bank, and Lenders have been induced to enter into or continue the Collective-Obligations by, among other things, the waivers and releases in this Section.
Section 1.12ENTIRE AGREEMENT. THIS AMENDMENT, THE AGREEMENT, THE OTHER LOAN DOCUMENTS AND ALL OTHER INSTRUMENTS, DOCUMENTS, AND AGREEMENTS EXECUTED AND DELIVERED IN CONNECTION WITH THIS AMENDMENT AND THE AGREEMENT EMBODY THE FINAL, ENTIRE AGREEMENT AMONG THE PARTIES HERETO WITH RESPECT TO THE SUBJECT MATTER HEREOF AND THEREOF AND SUPERSEDE ANY AND ALL PRIOR COMMITMENTS, AGREEMENTS, REPRESENTATIONS AND UNDERSTANDINGS, WHETHER WRITTEN OR ORAL, RELATING TO THIS AMENDMENT, THE AGREEMENT OR THE OTHER LOAN DOCUMENTS AND THE OTHER INSTRUMENTS, DOCUMENTS AND AGREEMENTS EXECUTED AND DELIVERED IN CONNECTION WITH THIS AMENDMENT AND THE AGREEMENT, AND MAY NOT BE CONTRADICTED OR VARIED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OR DISCUSSIONS OF THE PARTIES HERETO. THERE ARE NO ORAL AGREEMENTS AMONG THE PARTIES HERETO WITH RESPECT TO THE SUBJECT MATTER HEREOF.
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Executed as of the date first written above.
BORROWER:
INSPERITY, INC.
By:
Douglas S. Sharp
Executive Vice President of Finance,
Chief Financial Officer and Treasurer

SIGNATURE PAGE TO SIXTH AMENDMENT TO AMENDED AND
RESTATED CREDIT AGREEMENT

AGENT:
ZIONS BANCORPORATION, N.A. dba
AMEGY BANK, as Agent
By:
Ryan K. Hightower
Executive Vice President

SIGNATURE PAGE TO SIXTH AMENDMENT TO AMENDED AND
RESTATED CREDIT AGREEMENT

LENDERS:
ZIONS BANCORPORATION, N.A. dba
AMEGY BANK
By:
Ryan K. Hightower
Executive Vice President

SIGNATURE PAGE TO SIXTH AMENDMENT TO AMENDED AND
RESTATED CREDIT AGREEMENT

BANK OF AMERICA, N.A.
By:
Name:
Title:

SIGNATURE PAGE TO SIXTH AMENDMENT TO AMENDED AND
RESTATED CREDIT AGREEMENT

WELLS FARGO BANK, N.A.
By:
Name:
Title:

SIGNATURE PAGE TO SIXTH AMENDMENT TO AMENDED AND
RESTATED CREDIT AGREEMENT

PNC BANK, NATIONAL ASSOCIATION
By:
Name:
Title:

SIGNATURE PAGE TO SIXTH AMENDMENT TO AMENDED AND
RESTATED CREDIT AGREEMENT

U.S. BANK NATIONAL ASSOCIATION
By:
Name:
Title:

SIGNATURE PAGE TO SIXTH AMENDMENT TO AMENDED AND
RESTATED CREDIT AGREEMENT

WOODFOREST NATIONAL BANK
By:
Name:
Title:

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RESTATED CREDIT AGREEMENT

Each of the undersigned Guarantors hereby consents and agrees to this Amendment and agrees that the Guaranty Agreement executed by Guarantors shall remain in full force and effect and shall continue to be the legal, valid and binding obligations of such Guarantor, enforceable against such Guarantor in accordance with its terms and shall evidence such Guarantor's guaranty of the Guaranteed Indebtedness (as therein defined), as renewed, extended, and increased from time to time.
In addition, each of the undersigned Guarantors agrees to be bound by Section 6.10 and Section 6.11 of this Amendment.
INSPERITY HOLDINGS, INC.
By:
Douglas S. Sharp
Executive Vice President of Finance,
Chief Financial Officer and Treasurer
ADMINISTAFF COMPANIES, INC.
By:
Douglas S. Sharp
Executive Vice President of Finance,
Chief Financial Officer and Treasurer
ADMINISTAFF PARTNERSHIPS HOLDING, INC.
By:
Douglas S. Sharp
Executive Vice President of Finance,
Chief Financial Officer and Treasurer
SIGNATURE PAGE TO SIXTH AMENDMENT TO AMENDED AND
RESTATED CREDIT AGREEMENT

ADMINISTAFF PARTNERSHIPS HOLDING II, INC.
By:
Douglas S. Sharp
Executive Vice President of Finance,
Chief Financial Officer and Treasurer
ADMINISTAFF PARTNERSHIPS HOLDING III, INC.
By:
Douglas S. Sharp
Executive Vice President of Finance,
Chief Financial Officer and Treasurer
INSPERITY BUSINESS SERVICES, L.P.
By:
Douglas S. Sharp
Executive Vice President of Finance,
Chief Financial Officer and Treasurer
INSPERITY EMPLOYMENT SCREENING, L.L.C.
By:
Douglas S. Sharp
Executive Vice President of Finance,
Chief Financial Officer and Treasurer
SIGNATURE PAGE TO SIXTH AMENDMENT TO AMENDED AND
RESTATED CREDIT AGREEMENT

INSPERITY ENTERPRISES, INC.
By:
Douglas S. Sharp
Executive Vice President of Finance,
Chief Financial Officer and Treasurer
INSPERITY EXPENSE MANAGEMENT, INC.
By:
Douglas S. Sharp
Treasurer
INSPERITY GP, INC.
By:
Douglas S. Sharp
Executive Vice President of Finance,
Chief Financial Officer and Treasurer
INSPERITY INSURANCE SERVICES, L.L.C.
By:
Douglas S. Sharp
Executive Vice President of Finance,
Chief Financial Officer and Treasurer
INSPERITY PAYROLL SERVICES, L.L.C.
By:
Douglas S. Sharp
Executive Vice President of Finance,
Chief Financial Officer and Treasurer
SIGNATURE PAGE TO SIXTH AMENDMENT TO AMENDED AND
RESTATED CREDIT AGREEMENT

INSPERITY PEO SERVICES, L.P.
By:
Douglas S. Sharp
Executive Vice President of Finance,
Chief Financial Officer and Treasurer
INSPERITY RETIREMENT SERVICES, L.P.
By:
Douglas S. Sharp
Executive Vice President of Finance,
Chief Financial Officer and Treasurer
INSPERITY SERVICES, L.P.
By:
Douglas S. Sharp
Executive Vice President of Finance,
Chief Financial Officer and Treasurer
INSPERITY SUPPORT SERVICES, L.P.
By:
Douglas S. Sharp
Executive Vice President of Finance,
Chief Financial Officer and Treasurer

SIGNATURE PAGE TO SIXTH AMENDMENT TO AMENDED AND
RESTATED CREDIT AGREEMENT

LIST OF ANNEXES
         Annex                Document
    A                No Default Certificate

SIGNATURE PAGE TO SIXTH AMENDMENT TO AMENDED AND
RESTATED CREDIT AGREEMENT

ANNEX "A"
No Default Certificate